Money Market Obligations Trust
Federated Institutional Money Market Management
INSTITUTIONAL SHARES (TICKER MMPXX)
SERVICE SHARES (TICKER MMSXX)
CAPITAL SHARES (TICKER MMLXX)
EAGLE SHARES (TICKER MMMXX)
Federated Institutional Prime Obligations Fund
AUTOMATED SHARES (TICKER PBAXX)
INSTITUTIONAL SHARES (TICKER POIXX)
SERVICE SHARES (TICKER PRSXX)
TRUST SHARES (TICKER POLXX)
CAPITAL SHARES (TICKER POPXX)

SUPPLEMENT TO PROSPECTUSES dated september 30, 2016
1. Effective immediately, under the Prospectus section “How to Purchase Shares,” please delete the sub-section “By Automated Clearinghouse (ACH).”
In addition, under the Prospectus section “How to Purchase Shares,” please add the following sentence after the sub-section “By Systematic Investment Program (SIP)”:
“Effective October 14, 2016, systematic purchases will be priced at the last NAV calculated on the day of your transaction.”
2. Effective immediately, under the Prospectus section “How to Redeem and Exchange Shares,” please note the underlined revisions to the following disclosure:
“Effective October 14, 2016
By Telephone
You may redeem Shares by calling the Fund at 1-800-341-7400. Your redemption request will be priced at the NAV next calculated after the request is received by the Fund in good order and the proceeds will be wired to you on the day of your redemption request. NAV is determined at 8:00 a.m., 12:00 p.m. and 3:00 p.m. These NAV calculation points are intended to facilitate same day settlement. Effective October 14, 2016, as discussed above, the Fund will no longer permit financial intermediaries to serve as its agent for the purpose of determining the time a trade is received in good order. If you call the Fund by 3:00 p.m. Eastern time and your redemption proceeds are wired to you the same day, you will not be entitled to that day's dividend.
By Mail
You may redeem or, through October 7, 2016, exchange Shares by mailing a written request to the Fund.
Your redemption or exchange request will be priced using the final NAV calculated on the day the Fund receives your written request in good order. You may request a check or wire for your redemption and the proceeds will be sent to you on the next business day after your request is priced. You will be entitled to dividends through the day on which the Fund priced your request.”
3. Effective immediately, under the Prospectus section “How to Redeem and Exchange Shares,” please delete the first bullet point under the sub-section “Payment Methods for Redemptions”:
■	“An electronic transfer to your account at a financial institution that is an ACH member; or”
In addition, under the Prospectus section “How to Redeem and Exchange Shares,” please add the following sentence after the sub-section “Systematic Withdrawal/Exchange Program”:
“Effective October 14, 2016, systematic redemptions will be priced at the last NAV calculated on the day of your transaction.”
October 6, 2016

Money Market Obligations Trust
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453368 (10/16)
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2016 ©Federated Investors, Inc.